Fees Summary	Jan. 07, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,998,279,000.00
Previously Paid Amount	0.00
Total Fee Amount	275,962.33
Total Offset Amount	0.00
Net Fee	$ 275,962.33
Final Prospectus	false